HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-151805        HV-6776 - Premier Innovations(SM)

Supplement dated July 17, 2013 to your Prospectus

1.  FUND OPENING

ALLIANZGI NFJ SMALL-CAP VALUE FUND - CLASS A

Effective immediately, the AllianzGI NFJ Small-Cap Value Fund Sub-Account will reopen to investors.  All references in the Prospectus to the Fund being closed are deleted.

2.  FUND OBJECTIVE CHANGE

IVY GLOBAL NATURAL RESOURCES FUND - CLASS Y

The investment objective for the Ivy Global Natural Resources Fund Sub-Account is hereby deleted and replaced with:

Seeks capital growth and appreciation.

3.  SUB-ADVISER DELETION

IVY GLOBAL NATURAL RESOURCES FUND - CLASS Y

Effective July 2, 2013, Mackenzie Financial Corporation no longer serves as sub-adviser to the Fund.

4.  FUND CLOSURE EXTENSION

THE HARTFORD MONEY MARKET FUND – CLASS R4

As disclosed to you in the Supplement dated June 24, 2013 to your Prospectus, The Hartford Money Market Fund - Class R4 (the “Liquidating Fund”) is scheduled to liquidate on or about September 27, 2013; however, you can continue to make new Contributions or transfers to the Liquidating Fund Sub-Account, including program trades until September 20, 2013.

Since the Liquidating Fund Sub-Account will be liquidated on or about September 27, 2013, you must re-direct all existing and future Contributions in the Liquidating Fund Sub-Account to another Sub-Account that is available as an investment option under your Contract.

Upon completion of the Plan of Liquidation, all references to The Hartford Money Market Fund - Class R4 in the Prospectus are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.